UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  November 2, 2009

Buckeye GP Holdings L.P.

(Exact Name of Registrant Specified in Charter)

Delaware	001-32963	11-3776228
(State or Other	(Commission File	(I.R.S. Employer
Jurisdiction of	Number)	Identification No.)
Incorporation)

One Greenway Plaza Suite 600
Houston, Texas	77046
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (832) 615-8600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02                                             Results of Operations and Financial Condition.

On November 2, 2009, Buckeye GP Holdings L.P. (“BGH”) issued a press release announcing its third quarter 2009 financial results.  The press release is being furnished with this Current Report on Form 8-K as Exhibit 99.1 and is hereby incorporated herein by reference.

The information provided in this Item 2.02 (including Exhibit 99.1) shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act of 1933, as amended (the “Securities Act”), other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 7.01                                             Regulation FD Disclosure.

During a conference call scheduled to be held at 11:00 a.m. Eastern time on November 2, 2009, BGH will discuss the pending purchase by Buckeye Partners, L.P. of certain refined petroleum product terminals and pipeline assets from ConocoPhillips that was announced on October 22, 2009. BGH owns 100% of Buckeye GP LLC, which is the general partner of Buckeye Partners, L.P.  Attached as Exhibit 99.2 to this Current Report on Form 8-K is a copy of the slide show presentation to be used in connection with the conference call.  The slide show presentation has also been posted on the Investor Center page of BHG’s website at www.buckeyegp.com.

The information provided in this Item 7.01 (including Exhibit 99.2) shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act nor shall it be incorporated by reference in any filing made by the Registrant pursuant to the Securities Act other than to the extent that such filing incorporates by reference any or all of such information by express reference thereto.

Item 9.01                                             Financial Statements and Exhibits.

(c)                                  Exhibits.

99.1                           Press release of Buckeye GP Holdings L.P. issued November 2, 2009.

99.2                           Conference Call Slide Show.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BUCKEYE GP HOLDINGS L.P.

	By:	MAINLINE MANAGEMENT LLC,
its General Partner

		By:	WILLIAM H. SCHMIDT, JR.
William H. Schmidt, Jr.
Vice President, General Counsel and Secretary

Dated: November 2 2009

Exhibit Index

Exhibit

99.1	Press release of Buckeye GP Holdings L.P. issued November 2, 2009.
99.2	Conference Call Slide Show.